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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2003

                              PLANVISTA CORPORATION
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                     1-13772
                               ------------------
                            (Commission File Number)

                                   13-3787901
                               -------------------
                                  IRS Employer
                               Identification No.)

                         4010 BOY SCOUT BLVD., SUITE 200
                                 TAMPA, FLORIDA
                          -----------------------------
                    (Address of Principal Executive Offices)

                                      33607
                                 ---------------
                                   (Zip Code)

       Registrant's telephone number, including area code: (813) 353-2300



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENT AND REQUIRED FD DISCLOSURE

         On March 31, 2003, PlanVista Corporation (the "Company") renegotiated approximately $4.3 million in convertible notes that were originally issued to Centra Benefits Services, Inc ("Centra"). Pursuant to the renegotiated terms, the Company has extended the maturity date of the notes from December 1, 2004 to April 1, 2006, reduced the interest rate from 12.0% per annum to 6.0% per annum, and fixed the conversion price at $1.00, subject to adjustment in accordance with anti-dilution protections. Subsequent to this restructuring, the Company was informed by Commonwealth Associates, L.P. that its affiliate and holder of substantially all of the Company's Series C convertible preferred stock and most of the Company's bank debt, PVC Funding Partners, LLC ("PVC Funding"), acquired slightly in excess of 50% of the restructured notes, and that the holders of the remaining notes have become investors in PVC Funding. The Company issued a press release regarding the restructured notes and subsequent acquisition by PVC Funding.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS

     (c)  Exhibits

     The following exhibits are included with this Report:

     Exhibit 4.1 Second Amended and Restated Convertible Promissory Notes of PlanVista Corporation dated March 31, 2003 payable to Centra Benefits Services, Inc. in the principal amounts listed therein.

     Exhibit 4.2 Second Amended and Restated Convertible Promissory Note of PlanVista Corporation dated March 31, 2003 payable to PVC Funding Partners, LLC in the principal amount of $2,150,000.

     Exhibit 99.1 Press release dated April 1, 2003 regarding the renegotiation of approximately $4.3 million in convertible notes that were originally issued to Centra Benefits Services, Inc. and PVC Funding Partners, LLC's acquisition of slightly in excess of 50% of the restructured notes.






SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLANVISTA CORPORATION

Date: April 2, 2003                    By: /s/ Donald W. Schmeling
                                          --------------------------------------
                                           Donald W. Schmeling,
                                           Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

Exhibit 4.1 Second Amended and Restated Convertible Promissory Notes of PlanVista Corporation dated March 31, 2003 payable to Centra Benefits Services, Inc. in the principal amounts listed therein.

Exhibit 4.2 Second Amended and Restated Convertible Promissory Note of PlanVista Corporation dated March 31, 2003 payable to PVC Funding Partners, LLC in the principal amount of $2,150,000.

Exhibit 99.1        Press Release dated April 1, 2003.